REVISED TERM SHEET

December 3, 2002

Asset Backed Securities Corporation

Issuer

DLJ Mortgage Capital, Inc.

Seller

                                           New CENTURY

MORTGAGE CORPORATION

(Originator)

Fairbanks Capital Corp. (Servicer)

$756,602,000 (+/- 10%) (Approximate)

Asset Backed Securities Corporation

Home Equity Loan Trust, Series 2003-HE1

Classes A1, A2, A3, A4, A-IO, M1, M2, M3 & M4

**Subject to Revision**

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT FIRST

SUISSE  BOSTON

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HEl

CLASS	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (1)	EST. WAL (YRS) (2)	EXPECTED FIRST PAY	EXPECTED LAST PAY(3)
A1(3)	215,300,00	Senior / FLT	AAA/AAA/Aaa	2.44	2/03	10/10
A2(3)	200,000,001	Senior / FLT	AAA/AAA/Aaa	2.65	2/03	10/10
A3(3)	149,000,00	Senior / FLT	AAA/AAA/Aaa	1.36	2/03	1/06
A4(3)	58,000,00	Senior / FLT	AAA/AAA/Aaa	5.97	1/06	10/10
A-IO(4)	Notiona	Senior / FXD / IO	AAA/AAA/Aaa	1.79	2/03	7/05
M1(3)	53,000,00(	Mezzanine / FLT	AA/AA/Aa2	5.23	4/06	10/10
M2(3)	41,600,00	Mezzanine / FLT	A/A/A2	5.19	3/06	10/10
M3 (3)	30,300,00	Mezzanine / FLT	BBB/BBB/Baa2	5.17	2/06	10/10
M4 (3)	9,402,000	Mezzanine / FLT	BBB-/BBB-/Baa3	5.10	2/06	10/10
Total	756,602,000

(1)

Standard & Poor's, Fitch and Moody's. (2)

To 10% Call.

(3)

The margin on the Class A1, Class A2, Class A3 and Class A4 Certificates doubles and the margin on the Class M1, Class M2, Class M3 and Class M4 Certificates will increase 1.5x after the first distribution date on which the Clean-up Call is exercisable.

(4) Interest payment window.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CUT-OFF DATE:	January 1, 2003.
EXPECTED PRICING:	On or about December [2], 2002.
MORTGAGE ORIGINATOR:	New Century Mortgage Corporation.
SELLER:	DLJ Mortgage Capital, Inc.
EXPECTED SETTLEMENT:	January 6, 2003 (the actual date of closing, the “Closing Date”).
SERVICER:	Fairbanks Capital Corp.
TRUSTEE:	Deutsche Bank National Trust Company.
LEAD UNDERWRITER:	Credit Suisse First Boston Corporation
CO-MANAGERS:	TBD
RECORD DATE:

With respect to any Distribution Date, for the Class A-10 Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date). With respect to any Distribution Date, for the Class A1, A2, A3, A4, Ml, M2, M3 and M4 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION DATE:	The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day) commencing on February 17, 2003.
INTEREST ACCRUAL:

Interest on the Class Al, Class A2, Class A3, Class A4, Class Ml, Class M2, Class M3 and Class M4 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date. Interest will be paid on the basis of the actual number of days during the accrual period, with a 360 day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs. Interest will be paid on the basis of a 30day month with a 360 day year.

Interest on the Class B-IO will accrue for the period beginning on the prior Distribution Date and ending the day preceeding the current Distribution Date; or in the case of the first accrual period from the closing date to the day preceeding the first Distribution Date. Interest will be paid on the basis of a 30-day month with a 360 day year.

ERISA:	All of the Offered Certificates are ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	None of the certificates are expected to be SMMEA eligible.
TAX STATUS:	Multiple REMICs for federal income tax purposes.
SERVICING FEE:	The servicing fee of 0.50% will be paid before current interest on all Certificates.
TRUSTEE FEE:	The trustee fee will be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
OPTIONAL REDEMPTION:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
CERTIFICATE RATING:

It is a condition to the issuance of the Class A1, Class A2, Class A3 and Class A4 Certificates that they receive ratings of "AAA" from Standard & Poor's ("S&P"), "AAA" from Fitch, Inc. ("Fitch") and "Aaa" from Moody's, that the Class A10 Certificates receive a rating of "AAA" from S&P, "AAA" from Fitch and "Aaa" from Moody's, that the Class M1 Certificates receive a rating of "AA" from S&P, "AA" from Fitch and "Aa2" from Moody's, that the Class M2 Certificates receive a rating of at least "A" from S&P, "A" from Fitch and "A2" from Moody's, that the Class M3 Certificates receive a rating of at least "BBB" from S&P, "BBB" from Fitch and "Baa2" from Moody's, and that the Class M4 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's.

REGISTRATION:	The offered certificates will be available through DTC and Euroclear.
P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related Home Equity Loan, the Servicer will be required to advance principal and interest on the related Home Equity Loans.

COMPLIANCE:

No Mortgage Loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No Mortgage Loan will be subject to the Georgia Fair Lending Act. CSFB conducts this review during due diligence and each originator will make a representation to this fact.

PRICING SPEED:	ARM: 26% CPR
Fixed Rate: 115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)
CERTIFICATES:	Group I Certificates: Class A1 Certificates
Group II Certificates: Class A2, Class A3 and Class A4 Certificates
Class A Certificates: Class Al, Class A2, Class A3, Class A4 and Class A-10 Certificates
Class M Certificates: Class M1, Class M2, Class M3 and Class M4 Certificates.
INTEREST DISTRIBUTIONS:	Interest Collections (net of the Servicingand Cap Fee ) will generally be allocated in thefollowing priority:
1.Pari-Passu Class A1, Class A2, Class A3, Class A4 and Class A-10 Certificates current interest plus unpaid interest shortfalls.
2. To the M1 Certificates current interest.
3. To the M2 Certificates current interest.
4. To the M3 Certificates current interest.
5. Pari-Passu to the M4 Certificates current interest and unrated Class B-10 current interest.
PRINCIPAL DISTRIBUTIONS:	Collections of Principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1. Pay the Group 1 Payment Amount to the Class A1 Certificates and pay the Group 2 Payment Amount as follows: approximately 49.14% to the Class A2 Certificates and approximately 50.86% sequentially to the Class A3 and Class A4 Certificates.

2. Pay the Class Ml, M2, M3 and M4 Certificates sequentially to zero.
Collections of Principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1. Pay the Group 1 Payment Amount to the Class A1 Certificates and pay the Group 2 Payment Amount as follows: approximately 49.14% to the Class A2 Certificates and approximately 50.86% sequentially to the Class A3 and Class A4 Certificates, all to their targeted enhancement level.

2. Pay the Class M1 Certificates to their targeted enhancement level.
3. Pay the Class M2 Certificates to their targeted enhancement level.
4. Pay the Class M3 Certificates to their targeted enhancement level.
5. Pay the Class M4 Certificates to their targeted enhancement level.
GROUP 1 PAYMENT AMOUNT:	The principal remittance amount for the Group 1 collateral.
GROUP 2 PAYMENT AMOUNT:	The principal remittance amount for the Group 2 collateral.
OVERCOLLATERALIZATION PROVISIONS:	With respect to any Distribution Date, any Net Monthly Excess Cashflow will be paid as follows:
1. To the Certificates and the Mezzanine Components to build the Overcollateralization Amount to the target level.

2. Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates and the Class B-10 Certificates. 3.

3. Reimbursement for prepayment interest shortfalls first concurrently to the Class A1, Class A2, Class A3, Class A4 and Class A-10 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, and then to the Class M4 Certificates and the Class B-10 Certificates.

4. Carry Forward Amount sequentially to the Class A1, Class A2, Class A3 and Class A4 Certificates, Class M1 Certificates, Class M2 Certificates, Class M3 Certificates and Class M4 Certificates, subject to weighted average pass through rates on the certificates.

AVAILABLE FUNDS CAP:	The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding balance):
a) the applicable portion of the Servicing and Cap Fee;

b) for the first 30 Distribution Dates only, the product of (i) the Class A-10 Coupon and (ii) the lesser of (x) the Class A-10 Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

c) for the first 24 Distribution Dates only, the product of (i) the Class B-10 Coupon and (ii) the lesser of (x) [$25] million and (y) the aggregate outstanding principal balance of the mortgage loans.

AVAILABLE FUNDS CAP CARRY FORWARD:

If interest collections on a Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the "Carry Forward Amount'). Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0% building to [1.75%] of the original principal balance, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [3.50%] of the then current principal balance, subject to the Overcollateralization Floor. If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceeding period.

Overcollateralization Floor: 0.50% of the pool balance as of the Cut-Off Date.
STEP DOWN DATE:	The earlier of (i) the Distribution Date in February 2006 and (ii) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.
CREDIT ENHANCEMENT:

Enhancement Percentages

AAA/Aaa

AA/Aa2

A/A2

BBBBaa2

BBB-Baa3

Initially (After OC Buildup)

Subordination

[17.75%]

[10.75%]

[5.25%]

[1.25%]

Overcollateralization

[1.75%]

[1.75%]

[1.75%]

[1.75%]

[1.75%]

Total Enhancement

[19.50%]

[12.50%]

[7.00%]

[3.00%]

[1.75%]

After Anticipated Stepdown

Subordination

[35.50%]

[21.50%]

[10.50%]

[2.50%]

Overcollateralization

[3.50%]

[3.50%]

[3.50%]

[3.50%]

[3.50%]

Total Enhancement

[39.00%]

[25.00%]

[14.00%]

[6.00%]

[3.50%]

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class Al, Class A2, Class A3 and Class A4 Certificates will double and the margin on the Class Ml, Class M2, Class M3 and Class M4 Certificates will go up 1.5x times.

CAP CONTRACT:

The Trust will include a one-month LIBOR Cap contract. The notional amount of the Cap will equal approximately [$105] million and will thereafter amortize down. The one-month LIBOR strike on the Cap will be 100bp over the 1 month LIBOR forward curve as of pricing. The Cap contract will be outstanding for 30 Distribution Dates.

CLASS A-10:	The Class A-10 Coupon will be 5.00% for the first 30 Distribution Dates, and then 0% thereafter, (subject to the Available Funds Cap).

The notional amount of the Class A-10 Certificates will be equal to the lesser of (i) the Class A-10 Notional Balance and (ii) the outstanding principal balance. The Class A-10 Notional Balance will  initially equal approximately $98.4 million and will thereafter amortize down.

Month

Class A-10

Month

Class A-1O

Month

Class A-IO

Notional

Notional

Notional

Balance

Balance

Balance

1

98,400,000

11

76,000,000

21

58,600,000

2

95,900,000

12

74,000,000

22

57,100,000

3

93,400,000

13

72,100,000

23

55,700,000

4

I 91,000,000

14

I 70,300,000

24

54,200,000

5

88,700,000

15

68,500,000

25

52,900,000

6

86,400,000

16

66,700,000

26

51,500,000

7

84,200,000

17

65,000,000

27

50,200,000

8

82,100,000

18

63,400,000

28

48,900,000

9

80,000,000

19

61,800,000

29

47,600,000

10

I 78,000,000

20

I 60,200,000

30

46,400,000

UNRATED CLASS B-10:	The Class B-10 Coupon for the first 24 Distribution Dates will be 7.00% (subject to a cap), and then 0% thereafter.
The notional amount of the Class B-10 Certificates will be equal to the lesser of (i) $[25] million and (ii) the outstanding principal balance.
TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans are greater than:

Distribution Date

Percentage

Feb. 2006 - Jan. 2007

[2.75]% for the first month, plus an additional

1/12th of [1.50]% for each month therafter.

Feb. 2007 - Jan. 2008

[4.25]% for the first month, plus an additional

1/12th of [1.50]% for each month thereafter.

Feb. 2008 - Jan. 2009

[5.75]% for the first month, plus an additional

1/12th of [0.75]% for each month therafter.

Feb. 2009 and thereafter

[6.50]%

PREPAYMENT SENSITIVITIES (To Call)

Class A1 to Call

Arm	0% CPR	15%CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.11	4.44	3.12	2.44	1.65	1.29	1.09
Modified Duration (yr)	15.05	4.15	2.98	2.36	1.62	1.28	1.08
Principal Window	2/03-2/31	2/03-7/17	2/03-1/13	2/03-10/10	2/03-9/08	2/03-10/07	2/03-10/05

Class A2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.91	5.04	3.43	2.65	1.84	1.45	1.18
Modified Duration (yr)	14.91	4.67	3.26	2.55	1.79	1.43	1.17
Principal Window	2/03-2/31	2/03-7/17	2/03-1/13	2/03-10/10	2/03-9/08	2/03-10/07	2/03-12105

Class A3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	14.55	2.57	1.76	1.36	1.01	0.87	0.77
Modified Duration (yr)	12.51	2.50	1.73	1.34	1.00	0.87	0.76
Principal Window	2/03-11/26	2/03-10/09	2/03-7/07	2/03-1/06	2/03-4/05	2/03-12104	2/03-9/04

Class A4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.56	11.37	7.72	5.97	3.97	2.93	2.25
Modified Duration (yr)	21.09	10.25	7.20	5.66	3.83	2.86	2.22
Principal Window	11/26-2131	10/09-7/17	7/07-1/13	1/06-10/10	4/05-9/08	12/04 - 10/07	9/04-12105

Class MI to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.73	9.57	6.56	5.23	4.52	4.58	4.07
Modified Duration (yr)	19.10	8.44	6.02	4.89	4.28	4.35	3.88
Principal Window	9/24-2/31	8/07-7/17	2/06-1/13	4/06-10/10	9/06-9/08	1/07-10/07	12/05-2/07

Class M2 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.73	9.58	6.56	5.19	4.22	4.01	3.90
Modified Duration (yr)	16.86	7.97	5.77	4.69	3.90	3.73	3.64
Principal Window	9/24-2/31	8/07-7/17	2/06-1/13	3/06-10/10	5/06-9/08	6/06-10/07	7/06-2/07

Class M3 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.73	9.57	6.56	5.17	4.09	3.76	3.53
Modified Duration (yr)	14.66	7.44	5.49	4.49	3.67	3.41	3.22
Principal Window	9/24-2/31	8/07-7/17	2/06-1/13	2/06-10/10	3/06-9/08	3/06-10/07	3/06-2/07

Class M4 to Call

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.72	9.47	6.48	5.10	3.99	3.63	3.36
Modified Duration (yr)	12.98	6.97	5.21	4.29	3.48	3.22	3.00
Principal Window	10/24-2131	8/07-7/17	3/06-1/13	2/06-10/10	2/06-9/08	3/06-10/07	2/06-2/07

PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85 % PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	18.18	4.56	3.24	2.55	1.72	1.34	1.09
Modified Duration (yr)	15.09	4.24	3.08	2.45	1.67	1.31	1.08
Principal Window	2/03-9/32	2/03-10/23	2/03-12/18	2/03-12115	2/03-12/11	2/03-5/10	2/03-10/05

Class A2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	17.97	5.49	3.78	2.93	2.05	1.63	1.18
Modified Duration (yr)	14.95	5.00	3.55	2.79	1.98	1.58	1.17
Principal Window	2/03-9/32	2/03-5/29	2/03-6/24	2/03-4/20	2/03-10/15	2/03-11/13	2/03-12105

Class A3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	14.55	2.57	1.76	1.36	1.01	0.87	0.77
Modified Duration (yr)	12.51	2.50	1.73	1.34	1.00	0.87	0.76
Principal Window	2/03-11/26	2/03-10/09	2/03-7/07	2/03-1/06	2/03-4/05	2/03-12/04	2/03-9/04

Class A4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	26.76	12.98	8.99	6.97	4.73	3.55	2.25
Modified Duration (yr)	21.21	11.43	8.21	6.50	4.49	3.42	2.22
Principal Window	11/26-9/32	10/09-5/29	7/07-6/24	1/06-4/20	4/05-10/15	12/04 - 11/13	9/04-12105

Class MI to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	10.43	7.24	5.78	4.92	5.06	5.75
Modified Duration (yr)	19.18	9.01	6.53	5.33	4.62	4.76	5.35
Principal Window	9/24-8/32	8/07-2/27	2/06-3/21	4/06-5/17	9/06-8/13	1/07-12111	12/05-5/12

Class M2 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.89	10.36	7.16	5.67	4.56	4.31	4.17
Modified Duration (yr)	16.92	8.41	6.17	5.04	4.17	3.98	3.86
Principal Window	9/24-6/32	8/07-7/25	2/06-7/19	3/06-1/16	5/06-7/12	6/06-1/11	7/06-12109

Class M3 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.84	10.09	6.94	5.48	4.31	3.96	3.69
Modified Duration (yr)	14.69	7.70	5.72	4.70	3.83	3.56	3.35
Principal Window	9/24-2/32	8/07-12/22	2/06-3/17	2/06-2/14	3/06-2/11	3/06-11/09	3/06-12108

Class M4 to Maturity

Arm	0% CPR	15% CPR	21% CPR	26% CPR	35% CPR	40% CPR	45% CPR
Fixed Rate	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
Average Life (yr)	25.73	9.51	6.51	5.13	4.00	3.65	3.37
Modified Duration (yr)	12.98	6.99	5.23	4.30	3.49	3.23	3.01
Principal Window	10/24-5/31	8/07-7/18	3/06-10/13	2/06-5/11	2/06-2/09	3/06-3/08	2/06-6/07

Class A-IO to Maturity

Prepayment Seed	35% CPR	45% CPR	65% CPR	68% CPR	69% CPR	72% CPR	76% CPR
Yield	4.25	4.25	4.25	4.25	4.14	2.92	(0.59)
Average Life (yr)	1.79	1.79	1.79	1.79	1.78	1.76	1.69
Modified Duration (yr)	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Principal Window	NA-NA	NA-NA	NA-NA	NA-NA	NA-NA	NA-NA	NA- NA

Class A-70 to Call

Prepayment Seed	35% CPR	45% CPR	60% CPR	61 % CPR	62% CPR	63 % CPR	64% CPR
Yield	4.25	4.25	4.25	4.25	2.30	0.18	(2.15)
Average Life (yr)	1.79	1.79	1.79	1.79	1.75	1.71	1.66
Modified Duration (yr)	1.1	1.1	1.1	1.1	1.1	1.1	1.1
Principal Window	NA -NA	NA - NA	NA -NA	NA -NA	NA - NA	NA - NA	NA- NA

Available Funds Cap ("AFC")

Period	Date	AFC(I)	Period	Date	AFC(I)
1	2/15/2003	7.66%	43	8/15/2006	12.03%
2	3/15/2003	7.66%	44	9/15/2006	12.09%
3	4/15/2003	7.68%	45	10/15/2006	12.08%
4	5/15/2003	7.71%	46	11/15/2006	12.13%
5	6/15/2003	7.74%	47	12/15/2006	12.71%
6	7/15/2003	7.75%	48	1/15/2007	12.71%
7	8/15/2003	7.77%	49	2/15/2007	12.70%
8	9/15/2003	7.76%	50	3/15/2007	12.70%
9	10/15/2003	7.73%	51	4/15/2007	12.70%
10	11/15/2003	7.72%	52	5/15/2007	12.69%
11	12/15/2003	7.71%	53	6/15/2007	12.72%
12	1/15/2004	7.68%	54	7/15/2007	12.72%
13	2/15/2004	7.67%	55	8/15/2007	12.72%
14	3/15/2004	7.65%	56	9/15/2007	12.71%
15	4/15/2004	7.63%	57	10/15/2007	12.71%
16	5/15/2004	7.61%	58	11/15/2007	12.70%
17	6/15/2004	7.59%	59	12/15/2007	12.72%
18	7/15/2004	7.57%	60	1/15/2008	12.72%
19	8/15/2004	7.55%	61	2/15/2008	12.72%
20	9/15/2004	7.66%	62	3/15/2008	12.71%
21	10/15/2004	7.65%	63	4/15/2008	12.71%
22	11/15/2004	7.72%	64	5/15/2008	12.70%
23	12/15/2004	8.54%	65	6/15/2008	12.70%
24	1/15/2005	8.54%	66	7/15/2008	12.70%
25	2/15/2005	8.94%	67	8/15/2008	12.69%
26	3/15/2005	9.07%	68	9/15/2008	12.69%
27	4/15/2005	9.08%	69	10/15/2008	12.68%
28	5/15/2005	9.16%	70	11/15/2008	12.68%
29	6/15/2005	10.00%	71	12/15/2008	12.68%
30	7/15/2005	10.02%	72	1/15/2009	12.67%
31	8/15/2005	9.91%	73	2/15/2009	12.67%
32	9/15/2005	10.05%	74	3/15/2009	12.67%
33	10/15/2005	10.05%	75	4/15/2009	12.66%
34	11/15/2005	10.15%	76	5/15/2009	12.66%
35	12/15/2005	11.03%	77	6/15/2009	12.65%
36	1/15/200(	11.04%	78	7/15/2009	12.65%
37	2/15/200(	11.05%	79	8/15/2009	12.65%
38	3/15/200(	11.09%	80	9/15/2009	12.64%
39	4/15/200(	11.09%	81	10/15/2009	12.65%
40	5/15/200(	11.17%	82	11/15/2009	12.65%
41	6/15/200(	12.03%	83	12/15/2009	12.66%
42	7/15/200(	12.03%	84	1/15/2010	12.67%

(1) Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap.

MORTGAGE LOANS

The Mortgage Loans consist of first lien Six Month LIBOR, 2/28 and 3/27 adjustable rate loans and first lien and second lien Fixed Rate closed-end home equity loans. The 2/28 and 3/27 adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six, month period, respectively. The Six Month LIBOR loans adjust every six months. The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Home Equity Loans presented below is based on actual balances of pools originated through November 2002. The final pool will be approximately $756,600,000 (+/-10%). The following characteristics are substantially representative of the final pool.

ABSC 2003-HEl

CHARACTERISTICS	TOTAL COLLATERAL	TOTAL ARM SUMMARY	TOTAL FIXED SUMMARY	GROUP I SUMMARY	GROUP II SUMMARY
Balance	$756,602,997.48	$542,666,443	$213,936,555	$263,811,919	$492,791,079
Number of Loans	4,947	3,244	1,703	1,878	3,069
Average Remaining Bal	152,942	167,283	125,623	140,475	160,571
WAC	8.023	8.019	8.033	8.035	8.017
W.A.Margin	6.554	6.554	0	6.618	6.510
W.A. LTV	78.47	79.68	75.38	78.25	78.58
W.A. CLTV	78.71	79.68	76.26	78.25	78.96
WAM	353	359	339	356	352
FICO	595	589	608	587	599
Owner Occupied	94.13	94.89	92.36	93.98	94.27
Lien Status
First Lien	99.68	100	99.00	100.00	99.51
Second Lien	0.32	0	1.00	0.00	0.49

Geographic Distribution	CA (40.9%), FL (5.700), TX (5.2%)	CA (42.1%)FL (5.2%), MI (5.1%)	CA (37.8%), TX (9.9%), FL (6.9^), NY (6.6%)	CA (34.3%), IL (5.7%), MI (5.5%), FL (5.5%)	CA(44.55%), FL (5.7%), TX (5.6%)

(No other State concentration > 5%)
CONFORMING:	7800	7500			8400 100.0000 66.100
NON-CONFORMING:	2200	2500			1600 0.00% 33.900

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class A-10, Class M1, Class M2, Class M3 and Class M4 are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1.

The third set of tables is the Group II Pool which backs the Class A2.

ABSC 2003 HE-1 TERM SHEET TOTAL COLLATERAL

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining	Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
<= 25,000.00		10	$208,160.00	0.03
25,000.01 -	50,000.00	357	14,971,598.50	1.98
50,000.01 -	75,000.00	774	48,629,549.47	6.43
75,000.01 -	100,000.00	733	64,788,398.85	8.56
100,000.01	- 125,000.00	562	63,243,376.72	8.36
125,000.01	- 150,000.00	535	73,408,810.66	9.70
150,000.01	- 175,000.00	424	68,801,572.27	9.09
175,000.01	- 200,000.00	345	64,610,360.00	8.54
200,000.01	- 225,000.00	261	55,438,553.00	7.33
225,000.01	- 250,000.00	202	48,030,604.83	6.35
250,000.01	-275,000.00	164	42,881,488.65	5.67
275,000.01	- 300,000.00	149	42,932,607.53	5.67
300,000.01	- 400,000.00	282	96,916,686.00	12.81
400,000.01	-500,000.00	122	55,711,931.00	7.36
500,000.01	- 600,000.00	18	9,960,600.00	1.32
600,000.01	-700,000.00	6	3,831,700.00	0.51
700,000.01	- 900,000.00	3	2,237,000.00	0.30
Total:		4,947	$756,602,997.48	100.00

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
500	80	$9,467,662.00	1.25
501 -525	727	97,597,260.00	12.90
526-550	750	104,234,896.15	13.78
551 -575	729	106,647,477.78	14.10
576-600	636	94,484,810.00	12.49
601 -625	720	114,884,423.73	15.18
626-650	572	96,788,934.61	12.79
651 -675	388	66,803,447.56	8.83
676-700	155	28,156,895.65	3.72
701 -725	84	16,107,679.00	2.13
726-750	57	10,871,581.00	1.44
751 -775	41	8,193,730.00	1.08
776-800	8	2,364,200.00	0.31
Total:	4,947	$756,602,997.48	100.00
Weighted Average: 595

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120	19	$1,006,700.00	0.13
180	202	16,803,615.39	2.22
240	135	10, 629,844.00	1.40
300	44	12,677,260.00	1.68
360	4,547	715,485,578.09	94.57
Total:	4,947	$756,602,997.48	100.00
Weighted Average: 353

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	221	$17,810,315.39	2.35
181 -348	179	23,307,104.00	3.08
349-360	4,547	715,485,578.09	94.57
Total:	4,947	$756,602,997.48	100.00
Weighted Average: 351

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	3,949	$583,314,283.54	77.10
Condo	230	33,426,063.94	4.42
2-4 Family	293	54,843,270.00	7.25
PUD	73	9,951,175.00	1.32
Deminimus PUD	329	68,660,295.00	9.07
Manufactured Housing	73	6,407,910.00	0.85
Total:	4,947	$756,602,997.48	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	4,613	$712,498,690.36	94.17
Second Home	9	2,500,901.00	0.33
Investment	325	41,603,406.12	5.50
Total:	4,947	$756,602,997.48	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	837	$135,133,413.50	17.86
Refinance - Rate Term	848	123,176,355.39	16.28
Refinance - Cashout	3,262	498,293,228.59	65.86
Total:	4,947	$756,602,997.48	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	247	$21,906,224.00	2.90
50.001 -60.000	247	34,999,739.48	4.63
60.001 -70.000	635	89,143,174.69	11.78
70.001 -75.000	586	86,336,792.00	11.41
75.001 -80.000	1,314	197,338,363.31	26.08
80.001 -85.000	1,072	172,700,191.89	22.83
85.001 -90.000	769	140,559,790.11	18.58
90.001 -95.000	76	13,272,042.00	1.75
95.001 >=	1	346,680.00	0.05
Total:	4„947	$756,602,997.48	100.00

Weighted Average by Original Balance: 78.47 Weighted Average CLTV: 78.71

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	1,434	$309,526,921.10	40.91
Florida	363	42,825,249.00	5.66
Texas	436	39,370,631.00	5.20
Michigan	301	33,692,644.28	4.45
Illinois	208	32,464,336.00	4.29
New York	131	28,715,598.00	3.80
Massachusetts	111	22,359,306.00	2.96
Colorado	121	20,140,286.04	2.66
New Jersey	107	18,122,425.28	2.40
Other	1,735	209,385,600.78	27.67
Total:	4,947	$756,602,997.48	100.00
Number of States Represented: 50

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	3,219	$441,308,603.96	58.33
Stated Documentation	1,502	275,823,239.40	36.46
LIMITED	226	39,471,154.12	5.22
Total:	4,947	$756,602,997.48	100.00

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	4	$1,577,800.00	0.21
5.001 -5.500	37	11,226,670.00	1.48
5.501 -6.000	29	6,879,770.00	0.91
6.001 -6.500	105	24,376,291.00	3.22
6.501 -7.000	432	85,990,312.39	11.37
7.001 -7.500	716	132,292,167.63	17.49
7.501 -8.000	1,054	175,725,523.82	23.23
8.001 -8.500	763	112,834,157.03	14.91
8.501 -9.000	735	96,996,246.78	12.82
9.001 -9.500	349	37,475,670.77	4.95
9.501 - 10.000	312	33,660,116.06	4.45
10.001 -10.500	125	12,680,501.00	1.68
10.501 -11.000	147	12,192,851.00	1.61
11.001 -11.500	52	5,196,495.00	0.69
11.501 -12.000	40	3,870,325.00	0.51
12.001 -12.500	19	1,668,300.00	0.22
12.501 -13.000	21	1,512,650.00	0.20
13.001 -13.500	4	256,850.00	0.03
13.501 -14.000	3	190,300.00	0.03
Total:	4,947	$756,602,997.48	100.00

Weighted Average: 8.023

MAXIMUM RATES OF THE LOANS

Maximum Rate		Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable		1,703	$213,936,554.69	28.28
12.001	-12.500	13	2,692,800.00	0.36
12.501	-13.000	27	6,291,770.00	0.83
13.001	-13.500	90	21,430,141.00	2.83
13.501	-14.000	236	52,858,918.17	6.99
14.001	-14.500	452	87,968,254.36	11.63
14.501	-15.000	707	123,627,815.27	16.34
15.001	-15.500	532	84,633,370.50	11.19
15.501	-16.000	513	73,766,743.78	9.75
16.001	-16.500	224	27,292,510.77	3.61
16.501	-17.000	187	25,193,557.94	3.33
17.001	-17.500	103	17,881,006.00	2.36
17.501	-18.000	71	8,721,730.00	1.15
18.001	-18.500	34	4,761,800.00	0.63
18.501	-19.000	28	3,217,675.00	0.43
19.001	-19.500	15	1,372,200.00	0.18
19.501	-20.000	10	805,650.00	0.11
20.001	-20.500	1	68,000.00	0.01
20.501	-21.000	1	82,500.00	0.01
Total:		4,947	$756,602,997.48	100.00

Weighted Average: 15.125

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,703	$213,936,554.69	28.28
2.501 -3.000	7	2,112,000.00	0.28
3.001 -3.500	17	6,889,870.00	0.91
3.501 -4.000	6	1,596,800.00	0.21
4.001 -4.500	7	1,889,600.00	0.25
4.501 -5.000	5	1,369,452.00	0.18
5.001 -5.500	8	2,108,050.00	0.28
5.501 -6.000	29	5,250,906.00	0.69
6.001 -6.500	1,574	280,563,890.27	37.08
6.501 -7.000	973	152,269,826.38	20.13
7.001 -7.500	605	86,777,973.14	11.47
7.501 -8.000	9	1,300,575.00	0.17
8.001 -8.500	1	297,500.00	0.04
8.501 -9.000	3	240,000.00	0.03
Total:	4,947	$756,602,997.48	100.00

Weighted Average: 6.554

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,703	$213,936,554.69	28.28
11/1/2002	33	11,716,570.00	1.55
7/1/2004	4	588,645.00	0.08
8/1/2004	292	45,701,861.72	6.04
9/1/2004	2,072	335,692,246.17	44.37
10/1/2004	706	126,954,360.50	16.78
11/1/2004	32	3,877,850.00	0.51
8/1/2005	8	2,166,206.40	0.29
9/1/2005	71	11,767,053.00	1.56
10/1/2005	24	3,986,050.00	0.53
11/1/2005	2	215,600.00	0.03
Total:	4,947	$756,602,997.48	100.01

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,120	$159,382,975.83	21.07
6	6	400,750.00	0.05
12	174	35,479,220.17	4.69
24	2,565	416,510,712.51	55.05
36	674	90,325,104.32	11.94
42	2	303,000.00	0.04
48	1	115,000.00	0.02
60	405	54, 086,234.65	7.15
Total:	4,947	$756,602,997.48	100.00

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rate	1703	$213,936,554.69	28.28
1 MO LIBOR	33	11,716,570.00	1.55
ARM228	3,106	512,814,963.39	67.78
ARM327	105	18,134,909.40	2.40
Total:	4,947	$756,602,997.48	100.00

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A-	947	$138,423,362.17	18.30
A-MO	21	2,752,475.00	0.36
A+	2,482	414,565,638.05	54.79
A+MO	292	33, 653,369.00	4.45
B	721	100,106,006.26	13.23
C	174	24, 042,950.00	3.18
C-	55	8,329,080.00	1.10
C-HS	32	4,294,550.00	0.57
FICO	223	30,435,567.00	4.03
Total:	4,947	$756,602,997.48	100.00

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1 st Lien	4,889	$754,205,277.48	99.68
2nd Lien	58	2,397,720.00	0.32
Total:	4,947	$756,602,997.48	100.00

ABSC SERIES 2002-HE3 GROUP 1

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining	Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,000.01 -	50,000.00	90	$3,889,594.00	1.47
50,000.01 -	75,000.00	265	16,892,744.47	6.40
75,000.01 -	100,000.00	296	26,280,447.73	9.96
100,000.01	- 125,000.00	244	27,579,127.72	10.45
125,000.01	- 150,000.00	245	33,612,234.00	12.74
150,000.01	- 175,000.00	192	31,249,271.27	11.85
175,000.01	- 200,000.00	165	30,936,475.00	11.73
200,000.01	- 225,000.00	126	26,698,308.00	10.12
225,000.01	- 250,000.00	98	23,346,050.95	8.85
250,000.01	- 275,000.00	80	20,922,714.00	7.93
275,000.01	- 300,000.00	73	21,116,851.36	8.00
300,000.01	- 400,000.00	4	1,288,100.00	0.49
Total:		1,878	$263,811,918.50	100.00

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
500	33	$3,470,157.00	1.32
501 -525	310	39,932,221.00	15.14
526-550	299	40,187,941.03	15.23
551 -575	277	38,737,323.00	14.68
576-600	248	35,989,249.00	13.64
601 -625	267	38,554,427.47	14.61
626-650	196	29,640,583.61	11.24
651 -675	130	19,368,497.39	7.34
676-700	53	8,002,881.00	3.03
701 -725	28	4,376,616.00	1.66
726-750	20	2,740,192.00	1.04
751 -775	14	2,299,330.00	0.87
776-800	3	512,500.00	0.19
Total:	1,878	$263,811,918.50	100.00
Weighted Average: 587

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120	1	$44,000.00	0.02
180	38	4,055,575.39	1.54
240	17	1,769,339.00	0.67
300	14	2,858,020.00	1.08
360	1,808	255,084,984.11	96.69
Total:	1,878	$263,811,918.50	100.00
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	39	$4,099,575.39	1.55
181 -348	31	4,627,359.00	1.75
349-360	1,808	255,084,984.11	96.69
Total:	1,878	$263,811,918.50	100.00
Weighted Average: 354

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	1,502	$206,569,091.33	78.30
Condo	91	12,440,834.17	4.72
2-4 Family	111	18,347,320.00	6.95
PUD	35	4,778,170.00	1.81
Deminimus PUD	120	20,125,958.00	7.63
Manufactured Housing	19	1,550,545.00	0.59
Total:	1,878	$263,811,918.50	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	1,751	$247,936,849.50	93.98
Second Home	1	260,000.00	0.10
Investment	126	15,615,069.00	5.92
Total:	1,878	263,811,918.50	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	319	$44,051,603.00	16.70
Refinance - Rate Term	314	43,369,333.34	16.44
Refinance - Cashout	1,245	176,390,982.16	66.86
Total:	1,878	263,811,918.50	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	78	7,736,864.00	2.93
50.001 -60.000	99	12,404,146.36	4.70
60.001 -70.000	244	31,871,639.04	12.08
70.001 -75.000	237	33,114,679.00	12.55
75.001 -80.000	489	69,277,999.43	26.26
80.001 -85.000	416	59,065,283.39	22.39
85.001 -90.000	292	46,788,755.28	17.74
90.001 -95.000	23	3,552,552.00	1.35
Total:	1,878	$263,811,918.50	100.00

Weighted Average by Original Balance: 78.25 Weighted Average CLTV: 78.25

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	509	$90,505,002.02	34.31
Illinois	94	14,948,209.00	5.67
Michigan	134	14,598,180.78	5.53
Florida	131	14,595,478.00	5.53
Texas	110	11,852,838.00	4.49
New York	49	9,587,885.00	3.63
Colorado	55	8,166,571.04	3.10
New Jersey	47	7,474,300.00	2.83
Massachusetts	42	7,385,350.00	2.80
Other	707	84,698,104.66	32.11
Total:	1,878	$263,811,918.50	100.00
Number of States Represented: 49

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	1,240	$165,567,930.80	62.76
Stated Documentation	557	85,822,750.70	32.53
LIMITED	81	12,421,237.00	4.71
Total:	1,878	$263,811,918.50	100.00

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	2	$467,800.00	0.18
5.001 -5.500	14	2,735,870.00	1.04
5.501 -6.000	13	2,173,450.00	0.82
6.001 -6.500	45	7,666,880.00	2.91
6.501 -7.000	184	28,969,184.39	10.98
7.001 -7.500	322	48,846,385.63	18.52
7.501 -8.000	422	63,984,612.99	24.25
8.001 -8.500	266	36,676,563.00	13.90
8.501 -9.000	264	34,387,800.78	13.03
9.001 -9.500	119	12,567,090.77	4.76
9.501 - 10.000	94	12,105,949.94	4.59
10.001 -10.500	53	5,980,886.00	2.27
10.501 -11.000	38	3,456,295.00	1.31
11.001 -11.500	12	1,453,500.00	0.55
11.501 -12.000	12	954,300.00	0.36
12.001 -12.500	7	511,800.00	0.19
12.501 -13.000	9	723,050.00	0.27
13.001 -13.500	1	68,000.00	0.03
13.501 -14.000	1	82,500.00	0.03
Total:	1,878	$263,811,918.50	100.00

Weighted Average: 8.035

MAXIMUM RATES OF THE LOANS

Maximum Rate		Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable		286	$40,153,982.66	15.22
12.001	-12.500	5	942,650.00	0.36
12.501	-13.000	12	1,973,450.00	0.75
13.001	-13.500	37	6,426,530.00	2.44
13.501	-14.000	92	15,228,027.00	5.77
14.001	-14.500	200	31,360,474.36	11.89
14.501	-15.000	357	55,991,048.99	21.22
15.001	-15.500	266	36,676,563.00	13.90
15.501	-16.000	264	34,387,800.78	13.03
16.001	-16.500	119	12,567,090.77	4.76
16.501	-17.000	96	12,573,749.94	4.77
17.001	-17.500	62	7,774,106.00	2.95
17.501	-18.000	39	3,691,295.00	1.40
18.001	-18.500	13	1,725,500.00	0.65
18.501	-19.000	12	954,300.00	0.36
19.001	-19.500	7	511,800.00	0.19
19.501	-20.000	9	723,050.00	0.27
20.001	-20.500	1	68,000.00	0.03
20.501	-21.000	1	82,500.00	0.03
Total:		1,878	$263,811,918.50	100.00

Weighted Average: 15.244

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	286	$40,153,982.66	15.22
2.501 -3.000	4	833,600.00	0.32
3.001 -3.500	5	1,088,120.00	0.41
3.501 -4.000	3	574,300.00	0.22
4.001 -4.500	3	494,700.00	0.19
4.501 -5.000	2	302,952.00	0.11
5.001 -5.500	2	374,050.00	0.14
5.501 -6.000	12	1,871,746.00	0.71
6.001 -6.500	736	106,227,490.77	40.27
6.501 -7.000	494	68,293,705.93	25.89
7.001 -7.500	324	42,601,771.14	16.15
7.501 -8.000	7	995,500.00	0.38
Total:	1,878	$263,811,918.50	100.00

Weighted Average: 6.618

ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	286	$40,153,982.66	15.22
11/1/2002	13	2,768,020.00	1.05
7/1/2004	2	371,550.00	0.14
8/1/2004	161	22,715,146.44	8.61
9/1/2004	1,011	137,812,584.00	52.24
10/1/2004	340	51,529,894.00	19.53
11/1/2004	21	2,381,950.00	0.90
8/1/2005	5	694,706.40	0.26
9/1/2005	30	4,297,735.00	1.63
10/1/2005	9	1,086,350.00	0.41
Total:	1,878	$263,811,918.50	100.00

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
No Prepay	349	$49,308,639.21	18.69
6	1	84,000.00	0.03
12	70	11,321,324.00	4.29
24	1,225	171,643,735.23	65.06
36	166	22, 664,138.06	8.59
42	1	150,000.00	0.06
48	1	115,000.00	0.04
60	65	8,525,082.00	3.23
Total:	1,878	$263,811,918.50	100.00

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rate	286	$40,153,982.66	15.22
1 MO LIBOR	13	2,768,020.00	1.05
ARM228	1,535	214,811,124.44	81.43
ARM327	44	6,078,791.40	2.30
Total:	1,878	$263,811,918.50	100.00

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A-	376	$52,369,938.89	19.85
A-MO	7	959,625.00	0.36
A+	907	133,026,422.47	50.42
A+MO	110	13,566,374.00	5.14
B	307	41,331,662.14	15.67
C	77	9,747,525.00	3.69
C-	21	2,448,855.00	0.93
C-HS	13	1,725,700.00	0.65
FICO	60	8,635,816.00	3.27
Total:	1,878	$263,811,918.50	100.00

LIEN POSITION

Position	Aggregated Remaining Number Of Loans Principal Balance	% Loans by Original Principal Balance
1 st Lien	1,878 $263,811,918.50	100.00
Total:	1,878 $263,811,918.50	100.00

ABSC SERIES 2003-HEl GROUP 2

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining	Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,000.00 <=		10	$208,160.00	0.04
25,000.01 -	50,000.00	267	11,082,004.50	2.25
50,000.01 -	75,000.00	509	31,736,805.00	6.44
75,000.01 -	100,000.00	437	38,507,951.12	7.81
100,000.01	- 125,000.00	318	35,664,249.00	7.24
125,000.01	- 150,000.00	290	39,796,576.66	8.08
150,000.01	- 175,000.00	232	37,552,301.00	7.62
175,000.01	- 200,000.00	180	33,673,885.00	6.83
200,000.01	- 225,000.00	135	28,740,245.00	5.83
225,000.01	- 250,000.00	104	24,684,553.88	5.01
250,000.01	- 275,000.00	84	21,958,774.65	4.46
275,000.01	- 300,000.00	76	21,815,756.17	4.43
300,000.01	- 400,000.00	278	95,628,586.00	19.41
400,000.01	-500,000.00	122	55,711,931.00	11.31
500,000.01	- 600,000.00	18	9,960,600.00	2.02
600,000.01	-700,000.00	6	3,831,700.00	0.78
700,000.01	- 900,000.00	3	2,237,000.00	0.45
Total:		3,069	$492,791,078.98	100.00

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
500	47	$5,997,505.00	1.22
501 -525	417	57,665,039.00	11.70
526-550	451	64,046,955.12	13.00
551 -575	452	67,910,154.78	13.78
576-600	388	58,495,561.00	11.87
601 -625	453	76,329,996.26	15.49
626-650	376	67,148,351.00	13.63
651 -675	258	47,434,950.17	9.63
676-700	102	20,154,014.65	4.09
701 -725	56	11,731,063.00	2.38
726-750	37	8,131,389.00	1.65
751 -775	27	5,894,400.00	1.20
776-800	5	1,851,700.00	0.38
Total:	3,069	$492,791,078.98	100.00
Weighted Average: 599

ORIGINAL TERM

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
120	18	$962,700.00	0.20
180	164	12,748,040.00	2.59
240	118	8,860,505.00	1.80
300	30	9,819,240.00	1.99
360	2,739	460,400,593.98	93.43
Total:	3,069	$492,791,078.98	100.00
Weighted Average: 352

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	182	$13,710,740.00	2.78
181 -348	148	18,679,745.00	3.79
349-360	2,739	460,400,593.98	93.43
Total:	3,069	$492,791,078.98	100.00
Weighted Average: 350

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family Residence	2,447	$376,745,192.21	76.45
Condo	139	20,985,229.77	4.26
2-4 Family	182	36,495,950.00	7.41
PUD	38	5,173,005.00	1.05
Deminimus PUD	209	48,534,337.00	9.85
Manufactured Housing	54	4,857,365.00	0.99
Total:	3,069	$492,791,078.98	100.00

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Primary	2,862	$464,561,840.86	94.27
Second Home	8	2,240,901.00	0.45
Investment	199	25,988,337.12	5.27
Total:	3,069	$492,791,078.98	100.00

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Purchase	518	$91,081,810.50	18.48
Refinance - Rate Term	534	79,807,022.05	16.19
Refinance - Cashout	2,017	321,902,246.43	65.32
Total:	3,069	$492,791,078.98	100.00

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<=50.000	169	$14,169,360.00	2.88
50.001 -60.000	148	22,595,593.12	4.59
60.001 -70.000	391	57,271,535.65	11.62
70.001 -75.000	349	53,222,113.00	10.80
75.001 -80.000	825	128,060,363.88	25.99
80.001 -85.000	656	113,634,908.50	23.06
85.001 -90.000	477	93,771,034.83	19.03
90.001 -95.000	53	9,719,490.00	1.97
95.001 >=	1	346,680.00	0.07
Total:	3,069	$492,791,078.98	100.00

Weighted Average by Original Balance: 78.58 Weighted Average CLTV: 78.96

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

State	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	925	$219,021,919.08	44.45
Florida	232	28,229,771.00	5.73
Texas	326	27,517,793.00	5.58
New York	82	19,127,713.00	3.88
Michigan	167	19,094,463.50	3.87
Illinois	114	17,516,127.00	3.55
Massachusetts	69	14,973,956.00	3.04
Colorado	66	11,973,715.00	2.43
New Jersey	60	10,648,125.28	2.16
Other	1,028	124,687,496.12	25.30
Total:	3,069	$492,791,078.98	100.00
Number of States Represented: 48

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full Doc -Asset and Income	1,979	$275,740,673.16	55.95
Stated Documentation	945	190,000,488.70	38.56
LIMITED	145	27, 049,917.12	5.49
Total:	3,069	$492,791,078.98	100.00

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	2	$1,110,000.00	0.23
5.001 -5.500	23	8,490,800.00	1.72
5.501 -6.000	16	4,706,320.00	0.96
6.001 -6.500	60	16,709,411.00	3.39
6.501 -7.000	248	57,021,128.00	11.57
7.001 -7.500	394	83,445,782.00	16.93
7.501 -8.000	632	111,740,910.83	22.68
8.001 -8.500	497	76,157,594.03	15.45
8.501 -9.000	471	62,608,446.00	12.70
9.001 -9.500	230	24,908,580.00	5.05
9.501 - 10.000	218	21,554,166.12	4.37
10.001 -10.500	72	6,699,615.00	1.36
10.501 -11.000	109	8,736,556.00	1.77
11.001 -11.500	40	3,742,995.00	0.76
11.501 -12.000	28	2,916,025.00	0.59
12.001 -12.500	12	1,156,500.00	0.23
12.501 -13.000	12	789,600.00	0.16
13.001 -13.500	3	188,850.00	0.04
13.501 -14.000	2	107,800.00	0.02
Total:	3,069	$492,791,078.98	100.00

Weighted Average: 8.017

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,417	$173,782,572.03	35.26
12.001 -12.500	8	1,750,150.00	0.36
12.501 -13.000	15	4,318,320.00	0.88
13.001 -13.500	53	15,003,611.00	3.04
13.501 -14.000	144	37,630,891.17	7.64
14.001 -14.500	252	56,607,780.00	11.49
14.501 -15.000	350	67,636,766.28	13.73
15.001 -15.500	266	47,956,807.50	9.73
15.501 -16.000	249	39,378,943.00	7.99
16.001 -16.500	105	14,725,420.00	2.99
16.501 -17.000	91	12,619,808.00	2.56
17.001 -17.500	41	10,106,900.00	2.05
17.501 -18.000	32	5,030,435.00	1.02
18.001 -18.500	21	3,036,300.00	0.62
18.501 -19.000	16	2,263,375.00	0.46
19.001 -19.500	8	860,400.00	0.17
19.501 -20.000	1	82,600.00	0.02
Total:	3,069	$492,791,078.98	100.00

Weighted Average: 15.041

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,417	$173,782,572.03	35.26
2.501 -3.000	3	1,278,400.00	0.26
3.001 -3.500	12	5,801,750.00	1.18
3.501 -4.000	3	1,022,500.00	0.21
4.001 -4.500	4	1,394,900.00	0.28
4.501 -5.000	3	1,066,500.00	0.22
5.001 -5.500	6	1,734,000.00	0.35
5.501 -6.000	17	3,379,160.00	0.69
6.001 -6.500	838	174,336,399.50	35.38
6.501 -7.000	479	83,976,120.45	17.04
7.001 -7.500	281	44,176,202.00	8.96
7.501 -8.000	2	305,075.00	0.06
8.001 -8.500	1	297,500.00	0.06
8.501 -9.000	3	240,000.00	0.05
Total:	3,069	$492,791,078.98	100.00

Weighted Average: 6.510

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,417	$173,782,572.03	35.26
11/1/2002	20	8,948,550.00	1.82
7/1/2004	2	217,095.00	0.04
8/1/2004	131	22,986,715.28	4.66
9/1/2004	1,061	197,879,662.17	40.15
10/1/2004	366	75,424,466.50	15.31
11/1/2004	11	1,495,900.00	0.30
8/1/2005	3	1,471,500.00	0.30
9/1/2005	41	7,469,318.00	1.52
10/1/2005	15	2,899,700.00	0.59
11/1/2005	2	215,600.00	0.04
Total:	3,069	$492,791,078.98	100.00

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0	771	$110,074,336.62	22.34
6	5	316,750.00	0.06
12	104	24,157,896.17	4.90
24	1,340	244,866,977.28	49.69
36	508	67,660,966.26	13.73
42	1	153,000.00	0.03
60	340	45,561,152.65	9.25
Total:	3,069	$492,791,078.98	100.00

PRODUCT TYPES OF THE LOANS

Product	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Fixed Rate	1,417	$173,782,572.03	35.27
1 MO LIBOR	20	8,948,550.00	1.82
ARM228	1,571	298,003,838.95	60.47
ARM327	61	12,056,118.00	2.45
Total:	3,069	$492,791,078.98	100.00

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A-	571	$86,053,423.28	17.46
A-MO	14	1,792,850.00	0.36
A+	1,575	281,539,215.58	57.13
A+MO	182	20,086,995.00	4.08
B	414	58,774,344.12	11.93
C	97	14,295,425.00	2.90
C-	34	5,880,225.00	1.19
C-HS	19	2,568,850.00	0.52
FICO	163	21,799,751.00	4.42
Total:	3,069	$492,791,078.98	100.00

LIEN POSITION

Position	Number Of Loans	Aggregated Remaining Principal Balance	% Loans by Original Principal Balance
1 st Lien	3,011	$490,393,358.98	99.51
2nd Lien	58	2,397,720.00	0.49
Total:	3,069	' $492,791,078.98	[i] 100.00